INVESCO MULTIPLE ASSET FUNDS, INC.
                         INVESCO Balanced Fund


            Supplement to Prospectus dated December 1, 1997

The Section of the above  Fund's  Prospectus  entitled  "Essential  Information:
Organization and Management" is amended to delete the second paragraph and substitute the following paragraph in its place:

        The Fund's investments are selected by its portfolio managers: INVESCO senior vice presidents Charles Mayer, who has 27 years of experience, and Donovan J. (Jerry) Paul who has 21 years of experience. A Chartered Financial Analyst, Mr. Mayer received an M.B.A. from St. John's University and a B.A. from St. Peter's College. Mr. Paul received an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa. He is both a Chartered Financial Analyst and a Certified Public Accountant.

The  Section  of  the  above  Fund's  Prospectus  entitled  "The  Fund  And  Its
Management" is amended to delete the seventh paragraph and substitute the following paragraph in its place:

     Charles P. Mayer, who is the head of INVESCO's Equity Income Team, and Donovan J. (Jerry) Paul, who is the head of INVESCO's Fixed Income Team, are primarily responsible for the day-to-day management of the Fund's portfolio holdings.

     The Section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to delete the ninth paragraph in its entirety.

The date of this Supplement is January 1, 1998.